SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2015

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2015 (the “Original Filing”). This Form 8-K/A is being filed to correct an error in the “target” amount of shares cited in the third sentence of the first paragraph of Item 8.01 of the Original Filing, which is amended and restated as follows: “The performance share units represent a "target" amount of 5,750 shares, however the maximum amount could be up to two times (2x) the "target" amount.”

The information set forth in this Form 8-K/A supersedes and replaces the information set forth in the Original Filing only as indicated above. No other changes are made to the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.
By:	/s/ Peter J. Millones
Name:	Peter J. Millones
Title:	Executive Vice President, General Counsel

Date: September 14, 2015